Exhibit 99.2

ADVANCED GAMING ASSOCIATES

LLC FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

 INDEX

PAGE

ACCOUNTANT'S AUDIT REPORT	1

FINANCIAL STATEMENT:

BALANCE SHEET	2-3

STATEMENT OF INCOME	4-5

PORTOCK, BYE, WEISS & CO., LLC

CERTIFIED PUBLIC ACCOUNTANTS JAMES F. PORTOCK, C.P.A. KIRK D. BYE, C.P.A. BRIAN C. WEISS, C.P.A.	2701 NEW ROAD, P.O. BOX 159 NORTHFIELD, NEW JERSEY 08225 (609) 646-6676 • 646-0006 FAX 484-0572

INDEPENDENT ACCOUNTANT’S COMPILATION REPORT

OCTOBER 31, 2016

TO THE MEMBERS

ADVANCED GAMING ASSOCIATES LLC

109 EAST WILMONT AVE

SOMERS POINT, NEW JERSEY 08244

MANAGEMENT IS RESPONSIBLE FOR THE ACCOMPANYING FINANCIAL STATEMENTS, OF ADVANCED GAMING ASSOCIATES LLC, WHICH COMPRISE THE BALANCE SHEET AS OF SEPTEMBER 30, 2016 AND THE RELATED STATEMENTS OF INCOME AND EXPENSES FOR THE NINE MONTHS THEN ENDED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. WE HAVE PERFORMED A COMPILATION ENGAGEMENT IN ACCORDANCE WITH STATEMENTS ON STANDARDS FOR ACCOUNTING AND REVIEW SERVICES PROMULGATED BY THE ACCOUNTING AND REVIEW SERVICES COMMITTEE OF THE AICPA. WE DID NOT AUDIT OR REVIEW THE FINANCIAL STATEMENTS NOR WERE WE REQUIRED TO PERFORM ANY PROCEDURES TO VERIFY THE ACCURACY OR COMPLETENESS OF THE INFORMATION PROVIDED BY MANAGEMENT. ACCORDINGLY, WE DO NOT EXPRESS AN OPINION, A CONCLUSION, NOR PROVIDE ANY FORM OF ASSURANCE ON THESE FINANCIAL STATEMENTS.

MANAGEMENT HAS ELECTED TO OMIT SUBSTANTIALLY ALL THE DISCLOSURES AND THE STATEMENT OF CASH FLOWS REQUIRED BY ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. IF THE OMITTED DISCLOSURES AND STATEMENT OF CASH FLOWS WERE INCLUDED IN THE FINANCIAL STATEMENTS, THEY MIGHT INFLUENCE THE USER’S CONCLUSIONS ABOUT THE COMPANY’S FINANCIAL POSITION, RESULTS OF OPERATIONS, AND CASH FLOWS. ACCORDINGLY, THE FINANCIAL STATEMENTS ARE NOT DESIGNED FOR THOSE WHO ARE NOT INFORMED ABOUT SUCH MATTERS.

RESPECTFULLY SUBMITTED,

/s/ PORTOCK, BYE, WEISS & CO., LLC

CERTIFIED PUBLIC ACCOUNTANTS

MEMBER

AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

 ADVANCED GAMING ASSOCIATES LLC

BALANCE SHEET

AS OF SEPTEMBER 30, 2016

ASSETS

2016

CURRENT ASSETS
CASH IN BANKS	$514,251.50
ACCOUNTS RECEIVABLE	674,615.55
EMPLOYEE LOANS - R GELMAN	1,000.00
INVENTORY	420,000.00

TOTAL CURRENT ASSETS	1,609,867.05

PROPERTY AND EQUIPMENT
LEASEHOLD IMPROVEMENTS	44,448.42
TRUCKS & AUTOS	99,330.59
MACHINERY & EQUIPMENT	4,723.50
FURNITURE & FIXTURES	25,718.59
OFFICE EQUIPMENT	5,882.15
LESS: ACCUMULATED DEPRECIATION	(66,761.50)

NET PROPERTY AND EQUIPMENT	113,341.75

OTHER ASSETS
ORGANIZATION EXPENSE	5,000.00
LOAN FEES	12,400.00
EXCHANGES	1,000.00
LESS: ACCUMULATED AMORTIZATION	(12,225.25)

TOTAL OTHER ASSETS	6,174.75

TOTAL ASSETS	$1,729,383.55

SEE ACCOMPANYING ACCOUNTANTS COMPILATION LETTER

WHICH IS AN INTEGRAL PART OF THIS STATEMENT

ADVANCED GAMING ASSOCIATES LLC

BALANCE SHEET

AS OF SEPTEMBER 30, 2016

 LIABILITIES AND CAPITAL

2016

CURRENT LIABILITIES
SALES TAX PAYABLE	$11,184.25
ACCOUNTS PAYABLE	437,195.40
NOTE PAYABLE - BMW	5,534.21
NOTE PAYABLE- FULTON BANK	686,368.22
NOTE PAYABLE - CAPE BANK	19,039.04
NOTE PAYABLE- ALLY	3,725.25

TOTAL CURRENT LIABILITIES	1,163,046.37

NON-CURRENT LIABILITIES
NOTE PAYABLE - CAPE BANK	152,966.46
NOTE PAYABLE - ALLY	11,119.59

TOTAL NON-CURRENT LIABILITIES	164,086.05

TOTAL LIABILITIES	1,327,132.42

CAPITAL
BEGINNING CAPITAL	609,383.93
WITHDRAWS	(108,632.85)
NET PROFIT YEAR TO DATE	(98,499.95)

TOTAL CAPITAL	402,251.13

TOTAL LIABILITIES AND CAPITAL	$1,729,383.55

SEE ACCOMPANYING ACCOUNTANTS COMPILATION LETTER

WHICH IS AN INTEGRAL PART OF THIS STATEMENT.

ADVANCED GAMING ASSOCIATES LLC

STATEMENT OF INCOME

FOR THE 9 MONTHS ENDED SEPTEMBER 30, 2016

9 MONTHS ENDED
SEPTEMBER 30, 2016
CONTRACT INCOME
SALES	$5,000,204.86

TOTAL CONTRACT INCOME	5,000,204.86

COST OF CONTRACTS
INVENTORY – BEGINNING	219,212.60
PURCHASES	1,079,941.05
FREIGHT	37,949.87
PAYROLL	2,132,204.51
PAYROLL TAX	228,561.21
SUBCONTRACTORS	387,341.11
INVENTORY ENDING	(420,000.00)

TOTAL COST OF CONTRACTS	3,665,210.35

GROSS PROFIT	1,334,994.51

OPERATING EXPENSES (SCHEDULE)	1,442,463.55

NET OPERATING PROFIT	(107,469.04)

OTHER INCOME INSURANCE RECOVERY	8,969.09

TOTAL OTHER INCOME	8,969.09

NET PROFIT	$(98,499.95)

SEE ACCOMPANYING ACCOUNTANTS COMPILATION LETTER

WHICH IS AN INTEGRAL PART OF THIS STATEMENT

ADVANCED GAMING ASSOCIATES LLC

STATEMENT OF INCOME

FOR THE 9 MONTHS ENDED SEPTEMBER 30, 2016

9 MONTHS ENDED

SEPTEMBER 30, 2016

OPERATING EXPENSES
ADVERTISING	$1,822.99
AUTO EXPENSE	9,490.61
AUTO LEASE	8,460.40
AMORTIZATION	1,286.25
BANK CHARGES	4,965.04
CLEANING	349.84
DEPRECIATION	12,319.50
DUES & SUBSCRIPTION	1,280.00
ELECTRIC	7,469.87
EQUIPMENT LEASING	1,773.37
GAS	3,288.55
INSURANCE	85,616.69
INSURANCE - LIFE	1,965.06
INTEREST	18,075.88
JANITORIAL	200.00
LEGAL & PROFESSIONAL	262,271.85
LICENSES	118,803.94
MAINTENANCE	1,084.83
OFFICE EXPENSE	13,041.95
OUTSIDE SERVICE	3,057.88
PAYROLL SERVICE	9,293.10
PENSION EXPENSE	307,610.20
RENT	70,848.20
STATUTORY REPRESENTATION	2,832.01
SUPPLIES	748.18
TAXES - OTHER	13,250.66
TELEPHONE	12,094.79
TRAVEL	78,672.76
TRAVEL – AMEX	101,115.79
TRAVEL – MASTERCARD	287,728.48
TRASH REMOVAL	552.10
UNIFORMS	1,092.78

TOTAL OPERATING EXPENSES	$1,442,463.55

SEE ACCOMPANYING ACCOUNTANTS COMPILATION LETTER

WHICH IS AN INTEGRAL PART OF THIS STATEMENT